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                                 AIM SUMMIT FUND

                        Supplement dated August 10, 2004
                      to the Prospectus dated March 2, 2004
         as supplemented March 2, 2004, May 18, 2004, and July 16, 2004

The following replaces in its entirety the information appearing under the heading, "INVESTMENT OBJECTIVE AND STRATEGIES," on page A-1 of the Prospectus:

                  "The fund's investment objective is growth of capital. The investment objective of the fund may be changed by the Board of Trustees without shareholder approval.

                  The fund seeks to meet this objective by investing primarily in common stocks of companies that the portfolio managers believe have the potential for growth in earnings, including small-sized growth companies, and in common stocks believed to be undervalued relative to other available investments. In managing the fund, the advisor diversifies the investment portfolio between the growth and value equity investment disciplines to construct a single portfolio. A separate portfolio management team independently manages the assets represented by each investment discipline. Normally, approximately two-thirds of the fund's assets will be invested using the growth discipline and approximately one-third using the value discipline. However, the allocation will vary according to the performance of each investment discipline, as well as occasional discretionary rebalancing by the portfolio managers to maintain the approximate weighting between the growth and value disciplines during various market cycles. Also, as market conditions change, the portfolio managers have the flexibility to adjust the mix of growth and value stocks accordingly.

                  The growth discipline portfolio manager focuses on equity securities of (1) companies with the potential to generate above-average growth in sales or earnings, (2) established companies with strong business franchises, and (3) companies experiencing significant positive change leading to accelerating revenue or earnings growth that is generally above market expectations. The value discipline portfolio manager focuses on equity securities of companies that are selling at a substantial discount to calculated intrinsic value.

                  The Fund may also invest up to 20% of its total assets in foreign securities, including securities of companies located in developing countries, i.e., those that are in the initial stages of their industrial cycles. Any percentage limitations with respect to assets of the fund are applied at the time of purchase.

                  For cash management purposes, the fund may also hold a portion of its assets in cash equivalents, including shares of affiliated money market funds.

                  The growth discipline portfolio manager considers whether to reduce or eliminate a particular security (1) when it no longer meets the investment criteria, based on negative earnings fundamentals or deterioration in the fundamental business prospects, or (2) to capitalize on a more attractive investment opportunity. The value discipline portfolio manager considers whether to reduce or eliminate a particular security (1) when its market value exceeds the portfolio manager's estimate of intrinsic value, (2) when permanent, fundamental deterioration results in a reduction in intrinsic value with inadequate upside potential or unexpected deterioration in financial strength, or
         (3) to capitalize on a more attractive investment opportunity.

                  In anticipation of or in response to adverse market or other conditions, or atypical circumstances such as unusually large cash inflow or redemptions, the fund may


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         temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the fund may not achieve its investment objective."

The following new paragraph is added after the fourth paragraph appearing under the heading, "PRINCIPAL RISKS OF INVESTING IN THE FUND," on page A-1 of the
Prospectus:

                  "The fund's investments in different, independently managed investment disciplines may result in increased transaction costs and/or adverse tax consequences resulting from transactions in the same security on or about the same time."

The following replaces in its entirety the information appearing under the heading, "PORTFOLIO MANAGERS," on page A-4 of the Prospectus:

         "The advisor uses a team approach to investment management. The individual members of the team (co-managers) who are primarily responsible for the management of the fund's portfolio are:

         o Robert Lloyd (lead manager with respect to the growth discipline), Portfolio Manager, who has been responsible for the fund since 2001 and has been associated with the advisor and/or its affiliates since 2000. From 1997 to 2000, he was employed by American Electric Power.

         o Bret W. Stanley (lead manager with respect to the value discipline), Senior Portfolio Manager, who has been responsible for the fund since 1999 and has been associated with the advisor and/or its affiliates since 1998. From 1994 to 1998, he was Vice President and portfolio manager with Van Kampen American Capital Asset Management, Inc.

         o Kenneth A. Zschappel, Senior Portfolio Manager, who has been responsible for the fund since 2002 and has been associated with the advisor and/or its affiliates since 1990.

         They are assisted by the Basic Value and Multicap Growth Teams. More information on the fund's management teams may be found on our website (http://www.aiminvestments.com/summit). The website is not a part of this prospectus."